INDEPENDENT AUDITORS' CONSENT



The Board of Directors
CROUTE, Inc.


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                      /s/ KPMG Peat Marwick LLP







Dallas, Texas
December 19, 1996